UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2006

Tier Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23195	94-3145844
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Parkridge Blvd., 4th Floor, Reston, Virginia		20191
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	571-382-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 25, 2006, Tier Technologies, Inc. ("Tier" or the "Company") filed its amended Annual Report on Form 10-K/A for the fiscal year ended September 30, 2004. In its filing, Tier is restating its financial statements for the fiscal year ended September 30, 2004, including the quarters ended December 31, 2003, March 31, 2004 and June 30, 2004, and for fiscal year ended September 30, 2003, including the quarters ended December 31, 2002, March 31, 2003 and June 30, 2003. In addition, the Company is restating selected financial data for the years ended September 30, 2002 and 2001.

These restatements and revisions primarily reflect adjustments to:

•correct previously reported restricted cash, payables and receivables for one of our payment processing centers and adjust historical provisions for uncollectible accounts receivable for several payment processing centers;

•correct the timing of expense accruals, including sales commissions and subcontractor accruals;

•correct the accounting for notes and interest receivable from former executives, including: 1) adjustments to the principal and interest receivable on notes receivable from a former Chairman of the Board and Chief Executive Officer; 2) correct the classification of related-party notes and interest receivable from the asset section of our Consolidated Balance Sheets to the equity section; and 3) correct the accounting for interest accrued on related-party notes to Additional Paid-in Capital in the shareholders’ equity section of our Consolidated Balance Sheet;

•correct an overstatement of certain accrued liabilities related to the 2002 acquisition of two companies; and

•exclude certain software-related maintenance revenues from the percentage-of-completion models used to recognize revenues and to adjust the revenues calculated by these models to reflect project-related labor and travel costs that were previously reflected in general and administrative expenses.

In addition to the above adjustments, Tier is also making a number of other adjustments and reclassifications in its financial statements to comply with accounting principles generally accepted in the United States. The Company expects to file all outstanding SEC filings over the next several weeks.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 sets forth a press release that Tier issued on October 25, 2006, with selected financial information relating to Item 2.02 above. Exhibit 99.1 shall be deemed to be furnished and not issued by the Company on October 25, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tier Technologies, Inc.

October 25, 2006	By:	David E. Fountain

Name: David E. Fountain
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release titled "Tier Files Amended Fiscal 2004 Form 10-K/A," issued by the Company on October 25, 2006.